UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
May 6, 2009
Date of Report (Date of earliest event reported)
US AIRWAYS GROUP, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-8444 (Commission File Number)	54-1194634 (I.R.S. Employer of Identification Number)

111 West Rio Salado Parkway Tempe, Arizona (Address of Principal Executive Offices)	85281 (Zip Code)
(480) 693-0800
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former name or former address, if changed since last report)
US AIRWAYS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-8442 (Commission File Number)	53-0218143 (I.R.S. Employer of Identification Number)

111 West Rio Salado Parkway Tempe, Arizona (Address of Principal Executive Offices)	85281 (Zip Code)
(480) 693-0800
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     On May 6, 2009, US Airways Group, Inc. (“US Airways”) issued a press release announcing its intention to make concurrent offerings, subject to market and other conditions of 15,200,000 shares of common stock and $75 million aggregate principal amount of its convertible senior notes due 2014. The offering is being made pursuant to an effective shelf registration statement that was previously filed. A copy of US Airways’ press release is furnished pursuant to Item 8.01 as Exhibit 99.1 to this Current Report on Form 8-K.
Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Document Description
99.1	Press Release dated May 6, 2009.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

US Airways Group, Inc.
Date: May 6, 2009	By:	/s/ Derek J. Kerr
		Name:	Derek J. Kerr
		Title:	Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

US Airways Group, Inc.
Date: May 6, 2009	By:	/s/ Derek J. Kerr
		Name:	Derek J. Kerr
		Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Document Description
99.1	Press Release dated May 6, 2009.